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Exhibit 23.5

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 of Concentra Operating Corporation ("the Company") of our report dated February 11, 2004 relating to the financial statements and financial statement schedules of the Company, which appears in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Dallas, TX
October 27, 2004

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  Exhibit 23.5
CONSENT OF INDEPENDENT ACCOUNTANTS